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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


                  We consent to the use in this Registration Statement on Form S-4 (Pre-Effective Amendment No. 2) for CNB Financial Services, Inc. of our report dated January 21, 2000 relating to the consolidated financial statements of Citizens National Bank of Berkeley Springs.



                                         /s/ SMITH ELLIOTT KEARNS & COMPANY, LLC

Hagerstown, Maryland
June 21, 2000